Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Highriver Acquisition Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas W. Schlosser, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: June 14, 2007                         By: /s/ Thomas W. Schlosser
                                               ---------------------------------
                                               Thomas W. Schlosser
                                               Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Highriver Acquisition Corp. and will be retained by Highriver Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.